AMENDMENT NO. 5

                  AMENDMENT NO. 5 (this "Agreement") dated as of July 14, 1999 among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the "Company"); each of the lenders (the "Lenders") listed on the signature pages hereof; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                  The Company, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of September 26, 1997 (as from time to time amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuing of letters of credit) by the Lenders to the Company in an aggregate principal or face amount at any one time outstanding not exceeding $250,000,000. The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to (i) the Administrative Agent's receipt of counterparts of this Agreement, duly executed by each of the Company, the Majority Lenders and the Administrative Agent and (ii) the written consent and agreement hereto by the Subsidiary Guarantors as provided at the foot hereof, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

                  A. Definitions. (w) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions (or, in the case of any definition for a term that is defined in the Credit Agreement before giving effect to this Agreement, by amending and restating such definition to read as set forth below):

                           "Funded    Indebtedness"    shall    mean,    without
                  duplication, (a) Indebtedness (other than in respect of Synthetic Lease Obligations) that matures or otherwise becomes due more than one year after the incurrence thereof or is extendible, renewable or refundable, at the option of the obligor, to a date more than one year after the incurrence thereof (including the current portion thereof), (b) Indebtedness outstanding hereunder and (c) Synthetic Lease Obligations of IMRM and any Guarantees by the Company thereof.

                           "Interest  Expense" shall mean,  for any period,  the
                  sum (determined without duplication) of the aggregate amount of interest accruing during such period on Indebtedness of the Company and its Subsidiaries (on a consolidated basis), including the interest portion of rental or similar payments under Capital Lease Obligations and Synthetic Leases and any capitalized interest, and excluding amortization of debt discount and expense and interest paid in kind.

                                 AMENDMENT NO. 5

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                           "Synthetic  Lease"  shall mean a lease of property or
                  assets designed to permit the lessee (i) to claim depreciation on such property or assets under U.S. tax law and (ii) to treat such lease as an operating lease or not to reflect the leased property or assets on the lessee's balance sheet under GAAP.

                           "Synthetic  Lease   Obligations"   shall  mean,  with
                  respect to any Synthetic Lease, at any time, an amount equal to the higher of (x) the aggregate termination value or purchase price or similar payments in the nature of principal payable thereunder and (y) the then aggregate outstanding principal amount of the notes or other instruments issued by, and the amount of the equity investment, if any, in, the lessor under such Synthetic Lease.

                  (x) The definition of "EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by restating clause (iii) thereof as follows:

                           "(iii) Interest Expense for such period,"

                  (y) The definition of "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by restating clause (iii) thereof as follows:

                           "(iii) Capital Lease  Obligations and Synthetic Lease
                  Obligations of such Person;"

                  (z) The definition of "Permitted Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by substituting "$10,000,000" for "$5,000,000" in clause (viii) thereof.

                  B. Financial  Statements and Other Information.  (x) Paragraph
         (b) of Section 9.01 of the Credit Agreement is hereby amended by substituting "105" for "90" therein.

                  (y) Section 9.01 of the Credit Agreement is hereby amended by restating paragraph (i) thereof as follows:

                           "(i)  within  60 days  after  the end of each  fiscal
                  quarter of the Company (or, in the case of the last fiscal quarter in each fiscal year, within 105 days), a report, certified by the Chief Financial Officer of the Company, (x) specifying the Capital Expenditures made by the Company during such fiscal quarter (broken down to identify Maintenance Capital Expenditures and other Capital Expenditures) and the Additional Expenditures made by the Company during such fiscal quarter and (y) describing the principal terms of the Synthetic Lease Obligations entered into by IMRM during such fiscal quarter and any Guarantees by the Company thereof; and"

                  C. Indebtedness. Section 9.08 of the Credit Agreement is hereby amended by restating clause (vi) thereof as follows:


                                 AMENDMENT NO. 5

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                                      -3-


                  "(vi) Synthetic Lease Obligations of IMRM and any Guarantees by the Company thereof under the Lease Agreement dated as of October 1, 1998 with Iron Mountain Statutory Trust - 1998 and other Synthetic Lease Obligations with a structure and terms substantially similar to said transaction (provided, that the aggregate amount of all such Synthetic Lease Obligations permitted under this clause (vi) shall not at any time exceed $152,500,000 and that such obligations shall be without recourse to any Subsidiary (other than IMRM) of the Company and shall not be Guaranteed by any Subsidiary of the Company)."

                  D. Indebtedness. The Leverage Ratio grid in Section 9.09(a) of the Credit Agreement is hereby amended to read as follows:

                  Period                                     Leverage Ratio

                  From July 1, 1999
                  through December 31, 2000                   5.75 to 1

                  From January 1, 2001
                  through December 31, 2001                   5.50 to 1

                  From January 1, 2002
                  through June 30, 2002                       5.25 to 1

                  From July 1, 2002
                  and at all times thereafter                 5.00 to 1

                  E. Interest Coverage Ratio. The Interest Coverage Ratio grid in Section 9.10 of the Credit Agreement is hereby amended to read as follows:

                  Period                               Interest Coverage Ratio

                  From January 1, 1999
                  through December 31, 1999                  1.85 to 1

                  From January 1, 2000
                  through December 31, 2001                  2.00 to 1

                  From January 1, 2002
                  and at all times thereafter                2.25 to 1

                  F. Mergers, Asset Dispositions, Etc. Paragraphs (a) and (b) of
Section 9.12 of the Credit Agreement are hereby amended to read as follows:


                                 AMENDMENT NO. 5

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                                      -4-

                  "(a) Maximum Periodic Consideration. Without the consent of the Majority Lenders, the aggregate amount of Acquisition Consideration (including Stock Consideration) paid in respect of Acquisitions shall not exceed $250,000,000 in any year after 1998; provided that the aggregate amount of Acquisition Consideration excluding Stock Consideration paid in respect of Acquisitions shall not exceed $175,000,000 in any year after 1998; provided further that the Rain Acquisition shall, so long as (i) no Default has occurred and is continuing at the time of such Acquisition and (ii) the Rain Acquisition complies with the requirements of this Section 9.12 (other than clauses (a) and (b) hereof), (1) be excluded from the limitations set forth in this clause (a) and be disregarded in determining whether any other Acquisition in the year 1999 is in compliance with the applicable Acquisition Consideration limits set forth above and (2) be deemed to be a "Permitted Acquisition" for all purposes of this Agreement.

                  (b) Maximum Individual Consideration. Without the consent of the Majority Lenders, the Acquisition Consideration (including Stock Consideration) paid in respect of any single Acquisition or series of related Acquisitions shall not exceed $100,000,000, provided that the Rain Acquisition shall not be subject to the limitation in this clause
         (b)."

                  G. Investments. Paragraph (vii) of Section 9.14 of the Credit Agreement is hereby amended by substituting "$10,000,000" for "$5,000,000" therein.

                  H. Capital Expenditures. Section 9.19 of the Credit Agreement is hereby amended by substituting "$100,000,000" for "$50,000,000" therein.

                  I. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.


                  Section 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in paragraphs (a) and (b) of Section 8.10 of the Credit Agreement) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) no event has occurred and is continuing that constitutes a Default or an Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.01(c) of the Credit Agreement).


                                 AMENDMENT NO. 5

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                                      -5-


                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement and each of the other Basic Documents shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                                 AMENDMENT NO. 5

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                                      -6-



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE COMPANY

                                   IRON MOUNTAIN INCORPORATED


                                   By /s/J.P. Lawrence
                                     Name:  J.P. Lawrence
                                     Title:  Vice President, Treasurer


                                   THE ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK


                                   By /s/Michael Lancia
                                     Name: Michael Lancia
                                     Title: Vice President


                                   THE LENDERS

                                   THE CHASE MANHATTAN BANK


                                   By /s/Michael Lancia
                                     Name: Michael Lancia
                                     Title: Vice President


                                   BANKBOSTON, N.A.


                                   By /s/Patricia Conry
                                     Name: Patricia Conry
                                     Title: Director


                                 AMENDMENT NO. 5

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                                      -7-


                                   THE BANK OF NEW YORK


                                   By /s/William G. C. Dakin
                                     Name: William G. C. Dakin
                                     Title: Vice President


                                   CIBC INC.


                                   By /s/Christine Harrigan
                                     Name: Christine Harriagan
                                     Title: Executive Director


                                   FLEET NATIONAL BANK


                                   By /s/ Michael A. Palmer
                                     Name: Michael A. Palmer
                                     Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By /s/Vladimir Labun
                                     Name: Vladimir Labun
                                     Title: First Vice President-Manager


                                   US TRUST


                                   By /s/ D. G. Eastman
                                     Name: Eastman, D. G.
                                     Title: Vice President



                                 AMENDMENT NO. 5

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By /s/Nancy A. Perkins
                                     Name: Nancy A. Perkins
                                     Title: Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By /s/T. M. Pitcher
                                     Name: T. M. Pitcher
                                     Title: Authorized Signatory


                                   HELLER FINANCIAL, INC.


                                   By /s/Scott Ziemke
                                     Name: Scott Ziemke
                                     Title: Assistant Vice President


                                   NATIONAL CITY BANK


                                   By /s/Lisa B. Lisi
                                     Name: Lisa B. Lisi
                                     Title: Vice President


                                   ERSTE BANK DER OESTERREICHISCHEN
                                     SPARKASSEN AG (f/k/a GIROCREDIT BANK
                                     AG DER SPARKASSEN, GRAND CAYMAN
                                     ISLAND BRANCH)


                                   By /s/Arcinee Hovanessian
                                     Name: Arcinee Hovanessian
                                     Title: Vice President

                                   By /s/John S. Runnion
                                     Name: John S. Runnion
                                     Title: First Vice President

                                 AMENDMENT NO. 5

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                                      -9-



CONSENTED TO AND AGREED:


IRON MOUNTAIN RECORDS MANAGEMENT, INC.
DSI TECHNOLOGY ESCROW SERVICES, INC.
IRON MOUNTAIN/SAFESITE, INC.
IRON MOUNTAIN CONSULTING SERVICES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO-FP, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO, INC.
CRITERION ATLANTIC PROPERTY, INC.
IM BILLERICA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF MICHIGAN, INC.
IRON MOUNTAIN SAFE DEPOSIT CORPORATION
IRON MOUNTAIN / NATIONAL UNDERGROUND STORAGE, INC.
IRON MOUNTAIN OF MARYLAND, LLC
ARCUS DATA SECURITY, INC.
HIMSCORP OF PHILADELPHIA, INC.
RECORDKEEPERS, INC.
HIMSCORP OF PITTSBURGH, INC.
HIMSCORP OF CLEVELAND, INC.
HIMSCORP OF NEW ORLEANS, INC.
HIMSCORP OF PORTLAND, INC.
HIMSCORP OF SAN DIEGO, INC.
HIMSCORP OF DETROIT, INC.
HIMSCORP OF LOS ANGELES, INC.
HIMSCORP OF HOUSTON, INC.
IM-AEI ACQUISITION CORPORATION
IRON MOUNTAIN RECORDS MANAGEMENT OF UTAH, INC.
ARCUS STAFFING RESOURCES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF OHIO, INC.
IRON MOUNTAIN GLOBAL, INC.
ARCUS DATA SECURITY LLC

By /s/ J. P. Lawrence
  Name: J. P. Lawrence
  Title:  Vice President, Treasurer